UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2023

ACELYRIN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41696	85-2406735
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4149 Liberty Canyon Road Agoura Hills, California	91301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 730-0360

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	SLRN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 26, 2023, ACELYRIN, Inc. (the “Company”) and its EU legal representative and Clinical Research Organization Fortrea, Inc. (“CRO”) notified EU regulatory authorities that the Company had recently identified clinical trial execution errors in its ongoing Phase 2b/3 trial in psoriatic arthritis involving its CRO and one of the vendors engaged by the CRO. The Company has confirmed that the protocol, which outlined dosing sequence, was correct. However, the Company’s protocol was programmed incorrectly by the vendor, resulting in a sequencing error that went further unidentified through the providers’ testing processes. As a result, some patients in the 160mg every other week (Q2W) dosing arm and 80mg every four weeks (Q4W) dosing arm received placebo and active treatment in random order, rather than in an alternating pattern as intended. Importantly, there is no risk to patient safety resulting from the sequencing errors and no patient received more active treatment than was already included in the protocol for the most frequent 160mg every week (QW) dosing arm. The programming error has been addressed and the dosing sequence has been corrected. EU notifications are made publicly available by EU regulatory authorities at http://www.clinicaltrialsregister.eu/.

Further details are included in the press release the Company issued today, entitled “ACELYRIN, INC. Provides Update on Izokibep Clinical Development Program”. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated November 27, 2023

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACELYRIN, INC.

Dated: November 27, 2023	By:	/s/ Shao-Lee Lin
Shao-Lee Lin, M.D., Ph.D.
Chief Executive Officer